SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2004



                       STRUCTURED OBLIGATIONS CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              001-32042          13-3741177
--------                              ---------          ----------
(State or other jurisdiction of       (Commission File   (IRS Employer
 incorporation or organization)        Number)            Identification Number)

270 Park Avenue, New York, New York                                        10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 834-6000.
                                                  --------------



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Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
-------   -------------------------------------
          Not Applicable.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------

          The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------
          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------


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          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  May  17,  2004
                    Distribution Date for the COBALTS Trust for Sprint Capital Notes

Item 8.   Change in Fiscal Year
-------   ---------------------
          Not Applicable.

Item 9.   Regulation FD Disclosure
-------   ------------------------
          Not Applicable.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                By:  /s/ Chadwick S. Parson
                                                  ------------------------------
                                                  Name:  Chadwick S. Parson
                                                  Title: Authorized Signature







May 24, 2004



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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's  Report with respect to the May 17, 2003                  6
          Distribution  Date  for the  COBALTS  Trust  for
          Sprint Capital Notes



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                                    Exhibit 1


To the Holders of:
COBALTS Trust for Sprint Capital Notes
8.125% Corporate Backed Listed Trust Securities ("COBALTS") Trust Series Sprint Capital Certificates, Series 2002-1
*CUSIP:  19074V102

U.S. Bank Trust National Association, as Trustee for the COBALTS Trust for Sprint Capital Notes, hereby gives notice with respect to the Distribution Date of May 17, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal      Interest       Additional Distribution    Total Distribution
     $  0.000000    $ 1.015625     $ 0.004831                 $ 1.020456

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $29,686,000 aggregate principal amount Sprint Capital Corporation 6.875% Notes due November 15, 2028 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,000,000 Certificates representing $25,000,000 Aggregate Principal Amount were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.



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